HORIZON FUNDS

Horizon Equity Premium Income Fund (the “Fund”)

Supplement dated June 25, 2026, to the
Fund’s Prospectus and Summary Prospectus each dated March 29, 2026

Effective immediately, the following information hereby replaces in its entirely the section entitled “Example” of the Fund’s Prospectus and Summary Prospectus:

Example. This Example is intended to help you compare the cost of investing in the Equity Premium Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Equity Premium Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Equity Premium Income Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$126	$391	$677	$1,490
Institutional Class	$100	$312	$542	$1,201
Investor Class	$110	$343	$595	$1,317

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Please retain this supplement for your reference.